SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 21, 1999

                        PERRY ELLIS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

     FLORIDA                       0-21764                      59-1162998
 State or other                  (Commission                   (IRS Employer
 jurisdiction of                File Number)                Identification No.)
 incorporation)

  3000 N.W. 107TH AVENUE, MIAMI, FLORIDA                           33172
 (Address of principal executive offices)                        (Zip Code)

                       (Supreme International Corporation)

        Registrant's telephone number, including area code (305) 592-2830


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Item 5.           OTHER EVENTS.

         Effective Monday, June 21, 1999, Supreme International Corporation's name was changed to Perry Ellis International, Inc. (the "Company") pursuant to an amendment to the Amended and Restated Articles of Incorporation dated June 11, 1999 and filed June 21, 1999. The amendment to the Company's Amended and Restated Articles of Incorporation was approved at the annual Meeting of Shareholders held on June 11, 1999.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         Exhibit 3.1 - Articles of Amendment to the Amended and Restated
                       Articles of Incorporation.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PERRY ELLIS INTERNATIONAL, INC.

Date:  June 23, 1999                By: /S/ ROSEMARY B. TRUDEAU
                                        -----------------------------
                                            Rosemary B. Trudeau,
                                            Vice President of Finance


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                                  EXHIBIT INDEX

EXHIBIT                    DESCRIPTION
-------                    -----------

  3.1      Articles of Amendment to the Amended and Restated
           Articles of Incorporation